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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003




                                MGI PHARMA, INC.
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             (Exact name of registrant as specified in its charter)

          Minnesota                 0-10736                41-1364647
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(State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)           file number)         Identification No.)



      5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

         99.1 Press Release, dated April 16, 2003, of MGI PHARMA, Inc.

Item 9. Regulation FD Disclosure (also Item 12, Disclosure of Results of Operations and Financial Condition)

         The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

         On April 16, 2003, MGI PHARMA, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

April 22, 2003                        MGI PHARMA, INC.

                                      By:      /s/ William C. Brown
                                          ------------------------------------
                                          William C. Brown
                                          Chief Financial Officer and Secretary
                                          (principal financial and accounting
                                          officer)

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                                  EXHIBIT INDEX

99.1     Press Release, dated April 16, 2003, of MGI PHARMA, Inc.